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          MICROSOFT WORD 11.0.6568;VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JUNE 1, 2007 - NOVEMBER 30, 2007

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                                                               AMOUNT OF       % OF
                                    OFFERING      TOTAL         SHARES       OFFERING    % OF FUNDS
 SECURITY     PURCHASE/  SIZE OF    PRICE OF    AMOUNT OF      PURCHASED     PURCHASED      TOTAL        PURCHASED
  RADE DATE  OFFERING    SHARES     OFFERING        BY FUND       BY FUND       ASSETS                 BROKERS FROM
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
Puerto Rico   07/13/07      -       $102.74  $2,667,603,573    5,000,000       0.19%        0.12%       Goldman, Goldman
 Sales Tax                                                                                            Sachs & Co., Sachs
 Financing                                                                                               Lehman Brothers, A.G.
                                                                                                       Edwards &
                                                                                                      Sons, Inc.,
                                                                                                    Banc of America
                                                                                                     Securities LLC,
                                                                                                      BBVAPR MSD,
                                                                                                    Bear, Stearns &
                                                                                                       Co. Inc.,
                                                                                                       Citigroup
                                                                                                  Global Markets Inc.,
                                                                                                      First Albany
                                                                                                      Capital Inc.,
                                                                                                      J.P. Morgan
                                                                                                     Securities Inc.,
                                                                                                      Loop Capital
                                                                                                         Markets,
                                                                                                   Merrill Lynch & Co.,
                                                                                                     Morgan Stanley &
                                                                                                     Co. Incorporated,
                                                                                                    Oriental Financial
                                                                                                         Services,
                                                                                                Popular Securities, Inc.,
                                                                                                   RBC Capital Markets,
                                                                                                   Ramirez & Co., Inc.,
                                                                                                  Santander Securities,
                                                                                                    UBS Securities LLC
                                                                                                    and Wachovia Bank,
                                                                                                  National Association
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Metropolitan    9/13/07     -       $102.37    $530,000,000   21,000,000       3.96%        2.07%     Bear, Stearns
Washington DC                                                                                           & Co. Inc.,
  Airports                                                                                         Banc of America    Bear Stearns
 Authority                                                                                            Securities LLC,
 5.00% due                                                                                                 Citi,
 10/01/2032                                                                                      Ferris Baker Watts, Inc.,
                                                                                                       Lehman Brothers,
                                                                                                       Loop Capital
                                                                                                       Markets LLC,
                                                                                                   Merrill Lynch & Co.,
                                                                                                      Morgan Keegan &
                                                                                                       Company, Inc.,
                                                                                                     Morgan Stanley &
                                                                                                     Co. Incorporated,
                                                                                                     Siebert Brandford
                                                                                                      Shank & Co., LLC
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  Buckeye       10/24/07    -        $97.08  $5,531,594,541   45,650,000       0.83%        1.02%      Bear, Stearns
  Tobacco                                                                                                & Co. Inc.,
Settlement                                                                                             Citi, DEPFA Bear Stearns
 Financing                                                                                             First Albany
 Authority                                                                                            Securities LLC,
                                                                                                    Goldman Sachs & Co.,
                                                                                                          JPMorgan,
                                                                                                    Merrill Lynch & Co.,
                                                                                                       Morgan Stanley,
                                                                                                       A.G. Edwards &
                                                                                                          Sons, Inc.
                                                                                                      Banc of America
                                                                                                       Securities LLC,
                                                                                                  Butler Wick & Co., Inc.,
                                                                                                      Fidelity Capital
                                                                                                      Markets Services,
                                                                                                         Fifth Third
                                                                                                      Securities, Inc.,
                                                                                                       The Huntington
                                                                                                     Investment Company,
                                                                                                      Key Banc Capital
                                                                                                           Markets
                                                                                                       Lehman Brothers,
                                                                                                         Loop Capital
                                                                                                         Markets, LLC,
                                                                                                           NatCity
                                                                                                       Investments Inc.,
                                                                                                     PNC Capital Markets,
                                                                                                       Raymond James &
                                                                                                       Associates, Inc.,
                                                                                                     RBC Capital Markets,
                                                                                                        Rice Financial
                                                                                                      Products Company,
                                                                                                    Robert W. Balrd & Co.,
                                                                                                          SBK-Brooks
                                                                                                       Investment Corp.,
                                                                                                       Siebert Brandford
                                                                                                          Shank & Co.,
                                                                                                          LLC and UBS
                                                                                                        Investment Bank

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